SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – April 7, 2004

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 5.	Other Events

On April 7, 2004, Lockheed Martin Corporation and The Titan Corporation announced that they had entered into an amendment to their merger agreement. A copy of the press release is filed as Exhibit No. 99.1 to this report and is incorporated herein by reference. A copy of the amendment to the merger agreement is filed as Exhibit No. 99.2 to this report and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated April 7, 2004.

99.2	Amendment No. 3 to Agreement and Plan of Merger dated April 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

/s/ RAJEEV BHALLA

Rajeev Bhalla
Vice President and Controller

April 7, 2004

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 7, 2004.

99.2	Amendment No. 3 to Agreement and Plan of Merger dated April 7, 2004.